UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file Number 811- 05276

Value Line Strategic Asset Management Trust
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item I Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/12 is included with this Form.

■	Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
(right)
Jeffrey D. Geffen,
Director of Fixed
Income(left)

Objective:
High total investment
return consistent with
reasonable risk

Inception Date:
October 1, 1987

Net Assets at
December 31, 2012:
$321,827,887

Portfolio
Composition at
December 31, 2012:
(Percentage of Total
Net Assets)

An Update from Trust Management (Unaudited)

We are pleased to report that the Value Line Strategic Asset Management Trust (the “Trust”) earned a total return of 15.43% for the year ending December 31, 2012. That compared with a total return of 11.29% for the 60/40 Standard & Poor’s 500 Stock Index/Barclays Capital Aggregate Bond Index.

Lipper Inc., an independent mutual fund analysis service, reports that the Trust has widely outperformed its peer group for the one, three, five and ten-year periods through December 31, 2012. For one year, the Trust beat 90% of its peers; for three years, 99%; for five years, 93%; and for ten years, 95%.

In allocating assets, we are guided by Value Line’s proprietary stock market model, incorporating various economic and financial variables. The Trust began 2012 with nearly 80% of assets invested in stocks. That ratio then ranged between 70% and 80% during the year, ending at about 77%. Meanwhile, the allocation to bonds primarily remained in the 20%-25% range in 2012. Holdings of cash were kept to a minimum during the year.

In selecting stocks, we rely on the Value Line Timeliness Ranking and Performance Ranking Systems. These proprietary systems favor companies with strong recent relative earnings momentum and relative stock price momentum. The stock portion of the portfolio is well-diversified, with approximately 150 holdings representing all economic sectors and company sizes. In 2012, the Trust benefited from an overweighting and good stock selection in the Industrials sector, plus good stock selection in the Information Technology, Healthcare and Telecommunications sectors.

As for the bond portion of the portfolio, we always invest in high-quality issues. Holdings are currently diversified across the investment-grade spectrum, in U.S. government, mortgage-backed and corporate issues. On the maturity spectrum, the Trust is currently emphasizing the intermediate term, representing moderate interest-rate risk that is about equal to that of the Trust’s benchmark index.

It’s noteworthy that the Trust’s average annual total return of 9.59% since inception in 1987 has been achieved while holding a significant portion of assets in bonds and cash, which has limited the risk exposure of our shareholders. Stephen E. Grant has been lead portfolio manager of the Trust since 1991.

Thank you for investing with us.

Top Ten Holdings (As of 12/31/2012) (Unaudited)
Percentage of
Company	Total Net Assets
SLM Corp. MTN, Senior Unsecured Notes, 3.61%, 4/1/14	1.85%
AMETEK, Inc.	1.63%
Ecolab, Inc.	1.45%
Henry Schein, Inc.	1.22%
Government National Mortgage Association, 5.50%, 8/20/37	1.22%
TJX Companies, Inc. (The)	1.16%
Equinix, Inc.	1.11%
American Tower Corp. REIT	1.10%
AutoZone, Inc.	1.10%
LKQ Corp.	1.09%

About information in this report:

●	It is important to consider the Trust’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
●
The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of  U.S. stock market activity. The Barclays Capital Aggregate Bond Index is an unmanaged index that is generally considered to be representative of investment grade U.S. government and corporate bonds being traded in the U.S. Index returns are provided for comparative purposes. Please note that the indices are not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Trust.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	1

■	Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Equity Sector Weightings vs. Index (As of 12/31/2012) (Unaudited)

Average Annual Total Returns (For periods ended 12/31/2012) (Unaudited)
	1	3	5	10	Since Inception
	Yr	Yrs	Yrs	Yrs	10/01/1987
Value Line Strategic Asset Management Trust	15.43%	11.30%	3.36%	7.56%	9.59%
60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index	11.29%	9.00%	3.38%	6.33%	8.06%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Trust expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Trust will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contract owner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Value Line Strategic Asset Management Trust to that of the 60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index (the “Index”). The returns of the Index do not include fees and expenses, but do include the reinvestment of dividends.

2	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■	Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Trust Expenses (Unaudited)

By investing in the Trust, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Trust expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2012 and held for six months ended December 31, 2012.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,057.80	$4.66	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.61	$4.58	0.90%

*
Expenses are equal to the Trust’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Trust’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	3

■	Value Line Strategic Asset Management Trust

Schedule of Investments

December 31, 2012
Shares		Value

Common Stocks — 77.3%

Consumer Discretionary — 11.6%
10,000	AutoZone, Inc. *	$3,544,300
24,000	BorgWarner, Inc. *	1,718,880
36,000	Brinker International, Inc.	1,115,640
26,000	Buckle, Inc. (The) (1)	1,160,640
5,000	Chipotle Mexican Grill, Inc. *	1,487,300
13,000	Coach, Inc.	721,630
22,000	Darden Restaurants, Inc.	991,540
27,000	Domino’s Pizza, Inc.	1,175,850
14,000	DSW, Inc. Class A	919,660
13,000	Fossil, Inc. *	1,210,300
17,000	Genuine Parts Co.	1,080,860
21,000	Johnson Controls, Inc.	644,700
15,800	Life Time Fitness, Inc. *	777,518
166,000	LKQ Corp. *	3,502,600
20,000	McDonald’s Corp.	1,764,200
20,000	NIKE, Inc. Class B	1,032,000
28,000	O’Reilly Automotive, Inc. *	2,503,760
7,000	Penn National Gaming, Inc. *	343,770
8,000	PVH Corp.	888,080
3,000	Ralph Lauren Corp.	449,760
16,000	Starbucks Corp.	857,920
88,000	TJX Companies, Inc. (The)	3,735,600
4,000	VF Corp.	603,880
17,600	Warnaco Group, Inc. (The) *	1,259,632
30,000	Wolverine World Wide, Inc. (1)	1,229,400
42,000	Yum! Brands, Inc.	2,788,800
		37,508,220
Consumer Staples — 5.3%
16,900	British American Tobacco PLC ADR	1,711,125
9,000	Bunge Ltd.	654,210
50,000	Church & Dwight Co., Inc.	2,678,500
10,000	Costco Wholesale Corp.	987,700
17,000	Energizer Holdings, Inc.	1,359,660
84,000	Flowers Foods, Inc.	1,954,680
44,000	General Mills, Inc.	1,778,040
10,000	Harris Teeter Supermarkets, Inc.	385,600
60,000	Hormel Foods Corp.	1,872,600
10,000	PepsiCo, Inc.	684,300
35,000	Reynolds American, Inc.	1,450,050
17,000	Whole Foods Market, Inc.	1,552,610
		17,069,075
Energy — 2.3%
54,000	EQT Corp.	3,184,920
34,000	FMC Technologies, Inc. *	1,456,220
21,000	Noble Energy, Inc.	2,136,540
7,000	Pioneer Natural Resources Co.	746,130
		7,523,810
Financials — 6.5%
5,000	ACE Ltd.	399,000
10,200	Affiliated Managers Group, Inc. *	1,327,530
37,000	AFLAC, Inc.	1,965,440
46,000	American Tower Corp. REIT	3,554,420
15,000	Ameriprise Financial, Inc.	939,450
12,000	Arch Capital Group Ltd. *	528,240
14,000	Bank of Montreal	858,200

Shares		Value
Financials — 6.5% (Continued)
9,500	BlackRock, Inc.	$1,963,745
4,000	Camden Property Trust REIT	272,840
20,000	HCP, Inc. REIT	903,600
9,000	M&T Bank Corp.	886,230
20,000	ProAssurance Corp.	843,800
28,800	Royal Bank of Canada	1,736,640
15,000	Stifel Financial Corp. *	479,550
26,000	T. Rowe Price Group, Inc.	1,693,380
11,284	Toronto-Dominion Bank (The) (1)	951,580
46,000	Wells Fargo & Co.	1,572,280
		20,875,925
Health Care — 10.8%
35,000	Alexion Pharmaceuticals, Inc. *	3,283,350
17,400	Allergan, Inc.	1,596,102
15,000	C.R. Bard, Inc.	1,466,100
32,000	Catamaran Corp. *	1,507,520
29,600	Cerner Corp. *	2,298,144
50,000	DENTSPLY International, Inc.	1,980,500
12,000	Edwards Lifesciences Corp. *	1,082,040
16,000	Endo Health Solutions, Inc. *	420,320
62,000	Express Scripts Holding Co. *	3,348,000
2,800	Fresenius Medical Care AG & Co. KGaA ADR	96,040
48,800	Henry Schein, Inc. *	3,926,448
34,600	IDEXX Laboratories, Inc. *	3,210,880
5,000	Intuitive Surgical, Inc. *	2,451,850
4,000	Mednax, Inc. *	318,080
13,200	Mettler-Toledo International, Inc. *	2,551,560
10,000	Novo Nordisk A/S ADR	1,632,100
21,250	Owens & Minor, Inc.	605,837
28,000	Teva Pharmaceutical Industries Ltd. ADR	1,045,520
32,000	Thermo Fisher Scientific, Inc.	2,040,960
		34,861,351
Industrials — 21.2%
8,000	Actuant Corp. Class A	223,280
13,000	Acuity Brands, Inc.	880,490
139,375	AMETEK, Inc.	5,236,319
10,000	BE Aerospace, Inc. *	494,000
11,000	C.H. Robinson Worldwide, Inc.	695,420
32,000	Canadian National Railway Co.	2,912,320
21,000	Chicago Bridge & Iron Co. N.V.	973,350
34,000	CLARCOR, Inc.	1,624,520
13,000	Clean Harbors, Inc. *	715,130
43,200	Danaher Corp.	2,414,880
46,000	Donaldson Co., Inc.	1,510,640
14,000	Eaton Corp. PLC	758,800
29,000	EnerSys *	1,091,270
15,400	Esterline Technologies Corp. *	979,594
18,000	FedEx Corp.	1,650,960
22,000	General Dynamics Corp.	1,523,940
42,000	IDEX Corp.	1,954,260
18,000	IHS, Inc. Class A *	1,728,000
15,243	Iron Mountain, Inc.	473,295
28,500	ITT Corp.	668,610
16,200	J.B. Hunt Transport Services, Inc.	967,302
40,000	Kansas City Southern	3,339,200
23,200	Kirby Corp. *	1,435,848

4	See Notes to Financial Statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2012
Shares		Value
Industrials — 21.2% (Continued)
21,000	L-3 Communications Holdings, Inc.	$1,609,020
17,000	Lennox International, Inc.	892,840
26,000	Parker Hannifin Corp.	2,211,560
17,000	Precision Castparts Corp.	3,220,140
63,500	Republic Services, Inc.	1,862,455
18,000	Rockwell Collins, Inc.	1,047,060
29,000	Roper Industries, Inc.	3,232,920
36,000	Stericycle, Inc. *	3,357,720
8,000	Teledyne Technologies, Inc. *	520,560
34,000	Toro Co. (The)	1,461,320
5,400	TransDigm Group, Inc.	736,344
23,000	Union Pacific Corp.	2,891,560
36,000	United Technologies Corp.	2,952,360
12,600	Valmont Industries, Inc.	1,720,530
13,000	W.W. Grainger, Inc.	2,630,810
76,500	Waste Connections, Inc.	2,584,935
24,000	Woodward Inc.	915,120
		68,098,682
Information Technology — 7.2%
23,000	Accenture PLC Class A	1,529,500
17,000	Alliance Data Systems Corp. *	2,460,920
48,000	Amphenol Corp. Class A	3,105,600
12,000	Anixter International, Inc.	767,760
19,000	ANSYS, Inc. *	1,279,460
4,000	Apple, Inc.	2,132,120
19,000	Check Point Software Technologies Ltd. *	905,160
24,000	Cognizant Technology Solutions Corp. Class A *	1,777,200
17,400	Equinix, Inc. *	3,587,880
3,400	j2 Global, Inc.	103,972
8,000	NCR Corp. *	203,840
16,400	Salesforce.com, Inc. *	2,756,840
15,000	VMware, Inc. Class A *	1,412,100
14,300	WEX, Inc. *	1,077,791
		23,100,143
Materials — 9.0%
17,000	Air Products & Chemicals, Inc.	1,428,340
15,000	Airgas, Inc.	1,369,350
30,000	AptarGroup, Inc.	1,431,600
28,000	Ball Corp.	1,253,000
5,000	CF Industries Holdings, Inc.	1,015,800
32,000	Crown Holdings, Inc. *	1,177,920
12,000	Cytec Industries, Inc.	825,960
65,000	Ecolab, Inc.	4,673,500
44,000	FMC Corp.	2,574,880
8,800	Greif, Inc. Class A	391,600
6,000	NewMarket Corp.	1,573,200
32,000	Praxair, Inc.	3,502,400
20,000	Rockwood Holdings, Inc.	989,200
19,000	Scotts Miracle-Gro Co. (The) Class A	836,950
3,000	Sherwin-Williams Co. (The)	461,460
46,400	Sigma-Aldrich Corp.	3,414,112
31,000	Valspar Corp. (The)	1,934,400
		28,853,672
Telecommunication Services — 1.9%
42,000	Crown Castle International Corp. *	3,030,720
44,000	SBA Communications Corp. Class A *	3,124,880
		6,155,600

Shares		Value
Utilities — 1.5%
18,600	ITC Holdings Corp.	$1,430,526
20,000	ONEOK, Inc.	855,000
7,000	Questar Corp.	138,320
21,000	South Jersey Industries, Inc.	1,056,930
34,000	Wisconsin Energy Corp.	1,252,900
		4,733,676
Total Common Stocks
(Cost $133,902,715)		248,780,154
Principal
Amount		Value
U.S. Government Agency Obligations — 7.8%
$500,000	Federal Home Loan Mortgage Corp., 1.00%, 3/8/17	506,373
1,500,000	Federal Home Loan Mortgage Corp., 1.25%, 5/12/17	1,534,752
500,000	Federal Home Loan Mortgage Corp., 1.75%, 5/30/19	517,231
300,036	Federal Home Loan Mortgage Corp., 4.50%, 6/15/23	301,980
206,066	Federal Home Loan Mortgage Corp., 5.50%, 3/15/24	208,351
491,991	Federal Home Loan Mortgage Corp., 4.50%, 10/15/27	506,302
105,290	Federal Home Loan Mortgage Corp. Gold Pool #C04038, 3.50%, 6/1/42	112,282
44,563	Federal Home Loan Mortgage Corp. Gold Pool #G08479, 3.50%, 3/1/42	47,522
21,812	Federal Home Loan Mortgage Corp. Gold Pool #G18155, 5.00%, 10/1/21	23,477
82,252	Federal Home Loan Mortgage Corp. Gold Pool #G18160, 5.00%, 11/1/21	88,532
189,496	Federal Home Loan Mortgage Corp. Gold Pool #G18420, 3.00%, 1/1/27	199,275
85,807	Federal Home Loan Mortgage Corp. Gold Pool #J00975, 5.00%, 1/1/21	92,473
25,175	Federal Home Loan Mortgage Corp. Gold Pool #J03589, 5.00%, 10/1/21	27,097
752,533	Federal Home Loan Mortgage Corporation Pool #A96409, 3.50%, 1/1/41	800,862
964,940	Federal Home Loan Mortgage Corporation Pool #G08488, 3.50%, 4/1/42	1,029,020
753,385	Federal Home Loan Mortgage Corporation Pool #J17969, 3.00%, 2/1/27	795,088
26,518	Federal National Mortgage Association, 4.00%, 8/1/14	28,404
1,500,000	Federal National Mortgage Association, 1.25%, 1/30/17	1,537,749
45,544	Federal National Mortgage Association, 4.00%, 4/1/24	48,812
503,808	Federal National Mortgage Association, 4.00%, 3/1/25	539,636
295,220	Federal National Mortgage Association, 4.00%, 6/1/26	316,307
787,523	Federal National Mortgage Association, 3.50%, 7/1/26	835,898
347,717	Federal National Mortgage Association, 4.00%, 7/1/26	372,553
66,552	Federal National Mortgage Association, 4.50%, 7/1/40	72,122

See Notes to Financial Statements.	5

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2012
Principal Amount		Value

U.S. Government Agency Obligations — 7.8% (Continued)

$15,319	Federal National Mortgage Association, 4.50%, 8/1/40	$16,601
16,622	Federal National Mortgage Association, 4.50%, 9/1/40	18,013
158,682	Federal National Mortgage Association, 4.50%, 10/1/40	171,962
608,545	Federal National Mortgage Association, 4.50%, 2/1/41	660,615
313,718	Federal National Mortgage Association, 4.50%, 3/1/41	340,561
505,610	Federal National Mortgage Association, 4.50%, 4/1/41	548,872
19,929	Federal National Mortgage Association, 4.50%, 4/1/41	21,634
212,113	Federal National Mortgage Association, 4.50%, 4/1/41	230,263
261,233	Federal National Mortgage Association, 4.50%, 4/1/41	283,586
568,021	Federal National Mortgage Association Pool #890236, 4.50%, 8/1/40	613,579
834,227	Federal National Mortgage Association Pool #AB1796, 3.50%, 11/1/40	890,115
787,469	Federal National Mortgage Association Pool #AB5472, 3.50%, 6/1/42	841,948
482,104	Federal National Mortgage Association Pool #AO4137, 3.50%, 6/1/42	515,457
75,849	Federal National Mortgage Association Pool #AO4299, 3.50%, 8/1/42	81,096
485,358	Federal National Mortgage Association Pool #AO5807, 3.50%, 7/1/42	518,936
43,662	Federal National Mortgage Association Pool #AO6770, 3.50%, 6/1/42	46,682
994,344	Federal National Mortgage Association Pool #AP1340, 3.50%, 7/1/42	1,063,135
498,261	Federal National Mortgage Association Pool #AQ0287, 3.00%, 10/1/42	522,614
500,000	Federal National Mortgage Association TBA, 2.50%, 1/1/28	522,813
562,870	Government National Mortgage Association, 5.50%, 1/15/36	617,686
1,222,797	Government National Mortgage Association, 4.25%, 2/20/37	1,263,681
3,566,010	Government National Mortgage Association, 5.50%, 8/20/37	3,918,305
641,881	Government National Mortgage Association, 3.00%, 4/16/39	669,056
	Total U.S. Government Agency Obligations (Cost $24,005,234)	24,919,308

Canadian Government Bond — 0.2%
650,000	Province of Ontario Canada, Senior
	Unsecured Notes, 2.45%, 6/29/22	658,507
	Total Canadian Government Bond
	(Cost $662,163)	658,507

Principal Amount		Value

U.S. Treasury Obligations — 6.6%
$251,894	U.S. Treasury Notes, 1.88%, 7/15/13 (2)	$255,948
1,450,000	U.S. Treasury Notes, 0.38%, 6/15/15	1,452,265
2,000,000	U.S. Treasury Notes, 1.75%, 5/31/16	2,089,218
700,000	U.S. Treasury Notes, 1.00%, 10/31/16	713,343
500,000	U.S. Treasury Notes, 0.88%, 12/31/16	506,875
1,700,000	U.S. Treasury Notes, 1.88%, 10/31/17	1,795,758
300,000	U.S. Treasury Notes, 0.63%, 11/30/17	298,992
1,000,000	U.S. Treasury Notes, 2.63%, 4/30/18	1,095,938
1,300,000	U.S. Treasury Notes, 2.25%, 7/31/18	1,400,242
950,000	U.S. Treasury Notes, 1.38%, 9/30/18	976,570
2,000,000	U.S. Treasury Notes, 1.75%, 10/31/18	2,097,500
350,000	U.S. Treasury Notes, 1.38%, 11/30/18	359,297
600,000	U.S. Treasury Notes, 1.38%, 12/31/18	615,610
600,000	U.S. Treasury Notes, 3.63%, 2/15/21	704,297
1,300,000	U.S. Treasury Notes, 2.00%, 2/15/22	1,344,383
2,000,000	U.S. Treasury Bonds, 6.13%, 11/15/27	2,971,250
1,000,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,321,875
1,000,000	U.S. Treasury Bonds, 4.38%, 5/15/40	1,301,719
	Total U.S. Treasury Obligations
	(Cost $19,550,153)	21,301,080

Commercial Mortgage-Backed Securities — 0.3%
400,000	Citigroup Commercial Mortgage Trust, Series
	2012-GC8, Class A4, 3.02%, 9/10/45	419,434
250,000	Federal Home Loan Mortgage Corp.
	Multifamily Structured Pass Through
	Certificates, Series K710, Class A2,
	1.88%, 5/25/19	256,546
250,000	Morgan Stanley Bank of America Merrill
	Lynch Trust, Series 2012-C5, Class A4,
	3.18%, 8/15/45	265,596
	Total Commercial Mortgage-Backed
	Securities
	(Cost $940,418)	941,576

Corporate Bonds & Notes — 7.4%
Communications — 0.7%
1,000,000	AT&T, Inc., Senior Unsecured Notes,
	3.88%, 8/15/21	1,114,508
500,000	Time Warner, Inc., Guaranteed Notes,
	4.70%, 1/15/21	569,225
500,000	Viacom, Inc., Senior Unsecured Notes,
	3.88%, 12/15/21	544,933
		2,228,666
Consumer, Cyclical — 0.3%
1,000,000	Johnson Controls, Inc., Senior Unsecured
	Notes, 3.75%, 12/1/21	1,063,435
		1,063,435

6	See Notes to Financial Statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2012
Principal Amount		Value
Consumer, Non-cyclical — 1.3%
$500,000	AbbVie, Inc., Senior Unsecured Notes,
	2.00%, 11/6/18 (3)	$506,462
1,000,000	Coca-Cola Enterprises, Inc., Senior
	Unsecured Notes, 3.50%, 9/15/20	1,062,698
500,000	JM Smucker Co. (The), Guaranteed
	Notes, 3.50%, 10/15/21	531,239
1,000,000	Medco Health Solutions, Inc., Senior
	Unsecured Notes, 2.75%, 9/15/15	1,042,380
1,000,000	Teva Pharmaceutical Finance IV BV,
	Guaranteed Notes, 3.65%, 11/10/21	1,070,232
		4,213,011
Energy — 0.6%
1,000,000	Halliburton Co., Senior Unsecured
	Notes, 6.15%, 9/15/19	1,259,267
500,000	Husky Energy, Inc., Senior Unsecured
	Notes, 3.95%, 4/15/22	537,131
		1,796,398
Financial — 3.2%
300,000	Bank of America Corp. MTN, Series L,
	Senior Unsecured Notes, 5.65%, 5/1/18	349,033
500,000	Berkshire Hathaway, Inc., Senior Unsecured
	Notes, 3.75%, 8/15/21	550,777
500,000	General Electric Capital Corp. MTN, Senior
	Unsecured Notes, 3.35%, 10/17/16	536,693
500,000	Goldman Sachs Group, Inc. (The), Senior
	Unsecured Notes, 5.75%, 1/24/22	591,106
200,000	HSBC Holdings PLC, Senior Unsecured
	Notes, 4.88%, 1/14/22	232,114
1,000,000	JPMorgan Chase & Co., Senior Unsecured
	Notes, 3.45%, 3/1/16	1,062,011
6,000,000	SLM Corp. MTN, Senior Unsecured Notes,
	3.61%, 4/1/14 (4)	5,966,640
1,000,000	Wachovia Corp., Senior Unsecured Notes,
	0.58%, 6/15/17 (1) (4)	976,493
		10,264,867
Industrial — 1.0%
1,000,000	Burlington Northern Santa Fe LLC, Senior
	Unsecured Notes, 3.60%, 9/1/20	1,083,060
1,000,000	Lockheed Martin Corp., Senior Unsecured
	Notes, 4.25%, 11/15/19	1,127,570
500,000	Stanley Black & Decker, Inc., Guaranteed
	Notes, 3.40%, 12/1/21	521,916
500,000	Union Pacific Corp., Senior Unsecured
	Notes, 2.95%, 1/15/23	516,962
		3,249,508
Utilities — 0.3%
1,000,000	Commonwealth Edison Co., 4.00%, 8/1/20	1,117,883
	Total Corporate Bonds & Notes
	(Cost $23,009,419)	23,933,768

Principal Amount		Value

Short-Term Investments — 1.1%
Investments of Cash Collateral for Securities on Loan — 1.1%

Joint Repurchase Agreements — 1.1%
$1,499,327	Joint Repurchase Agreement with Morgan
	Stanley, 0.18%, dated 12/31/12, due
	01/02/13, delivery value $1,499,342
	(collateralized by $1,529,314 U.S. Treasury
	Notes 2.750% - 3.250% due 07/31/16 -
	02/15/19, with a value of $1,513,988)	$1,499,327
481,926	Joint Repurchase Agreement with Barclays,
	0.20%, dated 12/31/12, due 01/02/13,
	delivery value $481,932 (collateralized by
	$491,566 U.S. Treasury Note 2.000% due
	01/31/16, with a value of $487,701)	481,926
1,552,874	Joint Repurchase Agreement with Credit
	Suisse First Boston, 0.20%, dated
	12/31/12, due 01/02/13, delivery value
	$1,552,891 (collateralized by $1,584,077
	U.S. Treasury Note 3.625% due 08/15/19,
	with a value of $1,565,821)	1,552,874
	Total Investments of Cash Collateral
	for Securities on Loan
	(Cost $3,534,127)	3,534,127
	Total Short-Term Investments
	(Cost $3,534,127)	3,534,127
	Total Investments — 100.7%
	(Cost $205,604,229)	324,068,520
Excess Of Liabilities Over Cash And
Other Assets—(0.7%)		(2,240,633)
Net Assets—100.0%		$321,827,887
Net Asset Value Per Outstanding Share
($321,827,887 ÷ 15,422,732
shares outstanding)		$20.87

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2012, the market value of the securities on loan was $3,656,609.
(2)	Treasury Inflation-Protection Security (TIPS)
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(4)	The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.
ADR	American Depositary Receipt.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
TBA	To Be Announced.

See notes to financial statements.	7

■	Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities

December 31, 2012

ASSETS:
Investment securities, at value (Cost - $202,070,102) (securities on loan, at value, $3,656,609)	$320,534,393
Repurchase agreements (Cost - $3,534,127)	3,534,127
Cash	200,545
Receivable for securities sold	1,660,907
Interest and dividends receivable	478,528
Receivable for trust shares sold	16,137
Receivable for securities lending income	8,513
Prepaid expenses	6,343
Total Assets	326,439,493
LIABILITIES:
Payable upon return of securities on loan	3,678,818
Payable for securities purchased	522,587
Payable for trust shares redeemed	99,443
Accrued expenses:
Advisory fee	136,796
Service and distribution plan fees	68,415
Directors’ fees and expenses	1,244
Other	104,303
Total Liabilities	4,611,606
Net Assets	$321,827,887
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 15,422,732 shares)	$154,227
Additional paid-in capital	173,777,273
Undistributed net investment income	2,761,678
Accumulated net realized gain on investments and foreign currency	26,670,450
Net unrealized appreciation of investments and foreign currency translations	118,464,259
Net Assets	$321,827,887
Net Asset Value Per Outstanding Share ($321,827,887 ÷ 15,422,732 shares outstanding)	$20.87

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $38,899)	$3,515,344
Interest	2,112,327
Securities lending income	65,181
Total Income	5,692,852
Expenses:
Advisory fee	1,648,377
Service and distribution plan fees	1,318,701
Auditing and legal fees	218,410
Trustees’ fees and expenses	72,294
Custodian fees	58,950
Insurance	39,626
Printing and postage	27,073
Other	43,028
Total Expenses Before Fees Waived and Custody Credits	3,426,459
Less: Service and Distribution Plan Fees Waived	(494,513)
Less: Custody Credits	(525)
Net Expenses	2,931,421
Net Investment Income	2,761,431
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND FOREIGN
EXCHANGE TRANSACTIONS:
Net Realized Gain	26,866,453
Change in Net Unrealized Appreciation/ (Depreciation)	17,513,342
Net Realized Gain and Change in Net Unrealized
Appreciation/(Depreciation) on Investments and
Foreign Exchange Transactions	44,379,795
NET INCREASE IN NET ASSETS FROM
OPERATIONS	$47,141,226

8	See Notes to Financial Statements.

■	Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Years Ended December 31,
	2012	2011
Operations:
Net investment income	$2,761,431	$2,071,501
Net realized gain on investments and foreign currency	26,866,453	13,630,328
Change in net unrealized appreciation/(depreciation)	17,513,342	(2,810,531)
Net increase in net assets from operations	47,141,226	12,891,298
Distributions to Shareholders:
Net investment income	(2,069,703)	(1,952,250)
Net realized gain from investment transactions	(5,677,279)	—
Total Distributions	(7,746,982)	(1,952,250)
Trust Share Transactions:
Proceeds from sale of shares	5,055,609	3,975,521
Proceeds from reinvestment of dividends and distributions to shareholders	7,746,982	1,952,250
Cost of shares redeemed	(50,263,313)	(53,617,494)
Net decrease in net assets from trust share transactions	(37,460,722)	(47,689,723)
Total Increase/(Decrease) in Net Assets	1,933,522	(36,750,675)

NET ASSETS:
Beginning of year	319,894,365	356,645,040
End of year	$321,827,887	$319,894,365

Undistributed net investment income, at end of year	$2,761,678	$2,070,085

See Notes to Financial Statements.	9

■	Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended December 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of year	$18.52	$17.96	$15.72		$14.36	$23.67
Income from investment operations:
Net investment income	0.19	0.13	0.11		0.14	0.20
Net gains or (losses) on securities (both realized and unrealized)	2.64	0.54	2.27		2.67	(6.44)
Total from investment operations	2.83	0.67	2.38		2.81	(6.24)
Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.14)		(0.17)	(0.30)
Distributions from net realized gains	(0.35)	—	—		(1.28)	(2.77)
Total distributions	(0.48)	(0.11)	(0.14)		(1.45)	(3.07)
Net asset value, end of year	$20.87	$18.52	$17.96		$15.72	$14.36
Total return*	15.43%	3.68%	15.20%		21.16%	(29.39)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$321,828	$319,894	$356,645		$362,955	$355,887
Ratio of expenses to average net assets(1)	1.04%	1.03%	1.03	%(2)	1.02%	1.00%
Ratio of expenses to average net assets(3)	0.89%	0.88%	0.84	%(4)	0.87%	0.84%
Ratio of net investment income to average net assets	0.84%	0.60%	0.56%		0.81%	0.82%
Portfolio turnover rate	24%	28%	21%		16%	24%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers would have been 0.99% for the year ended December 31, 2008 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.
(3)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.

10	See Notes to Financial Statements.

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements

December 31, 2012

1.	Significant Accounting Policies

          Value Line Strategic Asset Management Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.

          The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences could be material.

(A) Security Valuation

          Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices.

          Short-term investments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

          Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Trust are valued at fair value as the Board of Trustees may determine in good faith. In addition, the Trust may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

          The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements

          The Trust follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 – Inputs that are unobservable.

          Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

          The following table summarizes the inputs used to value the Trust’s investments in securities as of December 31, 2012:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$248,780,154	$0	$0	$248,780,154
U.S. Government Agency Obligations	0	24,919,308	0	24,919,308
Canadian Government Bond	0	658,507	0	658,507
U.S. Treasury Obligations	0	21,301,080	0	21,301,080
Commercial Mortgage-Backed Securities	0	941,576	0	941,576
Corporate Bonds & Notes	0	23,933,768	0	23,933,768
Short-Term Investments	0	3,534,127	0	3,534,127
Total Investments in Securities	$248,780,154	$75,288,366	$0	$324,068,520

11

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2012

          The Trust follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

          For the year ended December 31, 2012, there was no significant transfer activity between Level 1 and Level 2.

          For the year ended December 31, 2012, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements

          In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Trust’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements at December 31, 2012.

          In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The ASU 2011-11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards. The ASU 2011-11 is effective for annual periods beginning on or after January 1, 2013. The Trust’s management is evaluating the effect of this guidance on the financial statements.

(D) Federal Income Taxes

          It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

          Management has analyzed the Trust’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2009 through December 31, 2012), and has concluded that no provision for federal or state income tax is required in the Trust’s financial statements. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Dividends and Distributions

          It is the Trust’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(F) Securities Transactions and Income

          Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

          The Trust may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

(G) Foreign Currency Translation

          The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Trust does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

          Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

12

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2012

          Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Trust, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(H) Representations and Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(I) Accounting for Real Estate Investment Trusts

The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes

The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Securities Lending

Under an agreement with State Street Bank & Trust (“State Street”), the Trust can lend its securities to brokers, dealers and other financial institutions approved by the Board of Trustees. By lending its investment securities, the Trust attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Trust. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Trust has the right to use the collateral to offset the losses incurred. The lending fees received and the Trust’s portion of the interest income earned on cash collateral are included in the Statement of Operations.

Upon entering into a securities lending transaction, the Trust receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into join repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Trust.

The Trust enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the investment adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Trust at the year ended had been entered into on December 31, 2012.

As of December 31, 2012, the Trust loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)
$3,656,609	$3,678,818	$3,741,200

(L) Subsequent Events

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure.

13

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2012

2.	Trust Share Transactions, Dividends and Distributions

Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Shares sold	251,638	212,856
Shares issued in reinvestment of dividends and distributions	393,049	100,580
Shares redeemed	(2,494,921)	(2,901,775)
Net decrease	(1,850,234)	(2,588,339)
Dividends per share from net investment income	$0.1282	$0.1059
Distribution per share from net realized gains	$0.3517	$—

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended
December 31, 2012
PURCHASES:
U.S. Treasury & Government Agency Obligations	$47,213,197
Other Investment Securities	30,228,843
Total Purchases	$77,442,040
SALES:
U.S. Treasury & Government Agency Obligations	$28,769,079
Other Investment Securities	81,435,921
Total Sales	$110,205,000

4.	Income Taxes

At December 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$205,604,241
Gross tax unrealized appreciation	$119,542,181
Gross tax unrealized depreciation	(1,077,902)
Net tax unrealized appreciation on investments	$118,464,279
Undistributed ordinary income	$4,102,612
Undistributed long-term gain	$25,329,528

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President. Under the Act, net capital losses recognized by the Trust after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Trust were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

The tax composition of distributions to shareholders for the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Ordinary income	$2,069,703	$1,952,250
Long-term capital gain	5,677,279	—
	$7,746,982	$1,952,250

Permanent book/tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust decreased undistributed net investment income by $135, increased accumulated realized gain by $133, and increased paid in capital by $2. Net assets are not affected by these reclassifications.

These reclasses are primarily due to differing treatments of foreign currency translation for tax purposes.

14

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2012

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,648,377 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2012. This was computed at an annual rate of 0.50% of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust’s Board of Trustees, to act as officers and employees of the Trust and pays their salaries.

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.40% of the Trust’s average daily net assets. For the year ended December 31, 2012, fees amounting to $1,318,701, before fee waivers, were accrued under the Plan. Effective May 1, 2007 through June 30, 2012, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2012, the fees waived amounted to $494,513. The Distributor has no right to recoup previously waived amounts.

For the year ended December 31, 2012, the Trust’s expenses were reduced by $525 under a custody credit arrangement with the custodian.

Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a Trustee of the Trust.

15

■	Value Line Strategic Asset Management Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the “Trust”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 15, 2013

16

■	Value Line Strategic Asset Management Trust

Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons” of Value Line Strategic Asset Management Trust (the “Fund”), as that term is defined in the 1940 Act (the “Independent Trustees”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, including a comparison to a peer group of funds consisting of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as selected, classified and prepared objectively by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rate, Rule 12b-1 fee rate, and the rate of other non-management expenses, to those of a peer group of funds consisting of the Fund and 10 other mixed-asset target allocation growth funds underlying variable insurance products (excluding outliers), as selected, classified and prepared objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other mixed-asset target allocation growth funds underlying variable insurance products (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

In the separate executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser, and the Adviser’s and the Distributor’s profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or the Distributor; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

1
For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”). Likewise, for periods prior to December 23, 2010, the term “Distributor” refers to the predecessor entities of the Fund’s current distributor, EULAV Securities LLC (the “Distributor”), which were EULAV Securities, Inc. and Value Line Securities, Inc.

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■	Value Line Strategic Asset Management Trust

Annual Report (unaudited)

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended March 31, 2012.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire, (ii) continuity of the Adviser’s staff attributable in part to its actions previously taken to attract and retain personnel, including its prior improvements to employee benefit programs and increased base compensation and merit-based compensation for certain staff members to be more industry competitive, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s management fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe, both before and after applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Expense Group average. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

The Board also considered the Fund’s total expense ratio relative to those of funds in its Expense Group and Expense Universe. The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of a portion of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2013. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.40% to 0.25% of the Fund’s average daily net assets for the one-year period ending June 30, 2013. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Board concluded that the expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds, and better use of the Adviser’s resources. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

18

■	Value Line Strategic Asset Management Trust

Annual Report (unaudited)

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

19

■	Value Line Strategic Asset Management Trust

Federal Tax Status of Distribution (Unaudited)

For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2012, qualifies for the corporate dividends received deductions.

During the calendar year 2012, 100% of the ordinary income distribution is treated as qualified dividends.

During the year ended December 31, 2012, the Trust distributed $5,677,279 from long-term capital gains.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

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■	Value Line Strategic Asset Management Trust

Management Information

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 11 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years
Interested Trustee*

Mitchell E. Appel YOB: 1970 Other Directorships: None	Trustee	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Non-Interested Trustees

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956 Other Directorships: Burnham Investors Trust, since 2004 (4 funds).	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931 Other Directorships: None	Trustee	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935 Other Directorships: None	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939 Other Directorships: None	Trustee	Since 1983	Chairman, Institute for Political Economy.

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949 Other Directorships: None	Trustee	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser).

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954 Other Directorships: None	Trustee (Lead Independent Trustee since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).

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■	Value Line Strategic Asset Management Trust

Management Information (Continued)

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years
Officers

Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006–present)) and Senior Vice President (2004–2006) and President and Chief Operations Officer (2003–2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

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Item 2 Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3 Audit Committee Financial Expert

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

                 (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management. He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4 Principal Accountant Fees and Services

(a)	Audit Fees 2012 - $74,898
Audit Fees 2011 - $72,256
(b)	Audit-Related fees – None.
(c)	Tax Preparation Fees 2012 -$38,035
Tax Preparation Fees 2011 - $35,647
(d)	All Other Fees – None
(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by
PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.
(f)	Not applicable.
(g)	Aggregate Non-Audit Fees 2012 -$2,400
Aggregate Non-Audit Fees 2011 - $2,400

(h)	Not applicable.
Item 11 Controls and Procedures

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE
(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.
(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 8, 2013